Exhibit 10.8


                        SUBORDINATED CONDITIONAL GUARANTY

               THIS  SUBORDINATED  CONDITIONAL  GUARANTY (this  "Guaranty"),  is entered into as of June 10, 2004, by MICROFINANCIAL INCORPORATED, a Massachusetts corporation ("Guarantor"), in favor of and for the benefit of AMPAC CAPITAL SOLUTIONS, LLC, a Nevada limited liability company ("Subordinated Lender").

                                    RECITALS

               1. Pursuant to the Subordinated Note Purchase Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Subordinated Note Purchase Agreement"; capitalized terms used but not defined herein shall have the meanings given such terms in the Subordinated Note Purchase Agreement) by and among TimePayment Corp. LLC, a Delaware limited liability company and wholly-owned subsidiary of Guarantor ("Borrower"), and Subordinated Lender, Subordinated Lender has agreed to make the Loan to Borrower; and

               2. Guarantor, as Borrower's parent, acknowledges and agrees that Guarantor has received and will receive direct and indirect benefits from the extension of the Loan made to Borrower.

               3. Guarantor wishes to grant Subordinated Lender security and assurance in order to secure the payment and performance by Borrower of all of its present and future Obligations (as hereinafter defined), and, to that effect, to guaranty Borrower's Obligations as set forth herein.

               Accordingly, Guarantor hereby agrees as follows:

               A. Conditional Guaranty.

                  1. Subject to Section A(5), Guarantor hereby unconditionally and irrevocably guarantees to Subordinated Lender the full and punctual payment by Borrower, when due, whether at the stated due date, by acceleration or otherwise of all Obligations (as defined below) of Borrower, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to Subordinated Lender, (collectively, the "Guaranteed Obligations"). Except as provided in Section A(5), this Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same has been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from Borrower or upon any other event or contingency, and shall be binding upon and enforceable against Guarantor without regard to the validity or enforceability of any document, instrument or agreement evidencing or governing the Obligations or any other agreement or instrument executed in connection therewith (including, without limitation, this Guaranty) or contemplated thereby (each, a "Subordinated Debt Document" and, collectively, the "Subordinated Debt Documents"). If for any reason Borrower shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantor will forthwith pay the same, in cash. As used herein "Obligations" shall mean all obligations, liabilities and indebtedness of Borrower to Subordinated Lender under the Subordinated Note
Purchase Agreement and the Subordinated Debt Documents and any documents relating thereto, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, the Loans and the payment and performance of all other obligations, liabilities, and indebtedness of Borrower to Subordinated Lender under the Subordinated Debt Documents, including without limitation all fees, costs, expenses and indemnity obligations thereunder.

                  2. In the event any Subordinated Debt Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of Borrower or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, Guarantor's obligations hereunder shall continue to the same extent as if such Subordinated Debt Document had not been so rejected.

                  3. Guarantor agrees to pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection with the enforcement of the Guaranteed Obligations of Borrower to the extent that such costs and expenses are not paid by Borrower pursuant to the respective Subordinated Debt Documents.

                  4. Guarantor further agrees that if any payment made by Borrower or Guarantor to Subordinated Lender on any Guaranteed Obligation is rescinded, recovered from or repaid by Subordinated Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against Borrower or Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation regardless of, and, without giving effect to, any discharge or release of Guarantor's obligations hereunder granted by Subordinated Lender after the date hereof.

                  5. Notwithstanding the execution and delivery of this Agreement on the date hereof, the guaranty pursuant hereto shall not be deemed made, and this Guaranty shall not be effective, until the earlier of the day that (A) all obligations under the Fleet Loan Agreement shall have been discharged in full, or (B) Fleet otherwise consents to this Guaranty.

               B. Guaranty Continuing, Absolute, Unlimited. Subject to Section A(5) and Section D hereof, the obligations of Guarantor hereunder shall be continuing, absolute, unlimited and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim Guarantor may have against Subordinated Lender or Borrower or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.

               C. Waiver.  Guarantor  unconditionally and irrevocably waives, to the fullest extent permitted by applicable law: (1) notice of any of the matters referred to in Section B hereof; (2) all notices which may be required by statute, rule of law or otherwise to preserve any rights against Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under any Subordinated Debt Document; (3) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Subordinated Debt Document, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral therefor; (4) any requirement of diligence; (5) any requirement to mitigate the damages resulting from a default by Borrower under any Subordinated Debt Document; (6) the occurrence of every other condition precedent to which Guarantor or Borrower may otherwise be entitled; (7) the right to require Subordinated Lender to proceed against Borrower or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by Borrower or any other person, or to pursue any other remedy in Subordinated Lender's power whatsoever; (8) the right to have the property of Borrower first applied to the discharge of the Guaranteed Obligations and (9) until such time that all Guaranteed Obligations have been indefeasibly paid in full, any and all rights it may now or hereafter have under any agreement or at law or in equity
(including, without limitation, any law subrogating Guarantor to the rights of Subordinated Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

                  Subordinated Lender may, at its election, exercise any right or remedy it may have against Borrower without affecting or impairing in any way the liability of Guarantor hereunder and Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Borrower, whether resulting from such election by Subordinated Lender or otherwise. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of Borrower to Subordinated Lender for the Guaranteed Obligations.

                  Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that Subordinated Lender shall not have any duty to advise Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. Guarantor acknowledges that Subordinated Lender has not made any representations to Guarantor concerning the financial condition of Borrower.

               D. Subordination. This Guaranty shall at all times be wholly subordinate and junior in right of payment to all Senior Obligations to the extent and in the manner provided in this Part D.

                    1. Definitions. The following terms shall have the following meanings. All other capitalized terms used herein without definition shall have the meanings assigned to them in the Subordinated Note Purchase Agreement.

                  1.1 Agent. Any administrative or collateral agent acting on behalf of any one or more Senior Lenders and as indicated in a written notice provided to Subordinated Lender by Borrower or Guarantor and such Senior Lender(s) stating that such agent has been requested and authorized to act as agent for such Senior Lender(s) hereunder pursuant to the terms of the applicable Senior Credit Agreement (s). Guarantor agrees that any Agent, to the extent it may so act hereunder, shall exercise all of the rights and remedies hereunder on behalf of, and as agent for the benefit of, each of such Senior Lenders. Without limiting the generality of the foregoing, such Agent is authorized to execute and deliver, from time to time, on behalf of the applicable Senior Lender(s), any and all amendments and modifications to this Guaranty and any and all waivers to any conditions herein or any default hereunder.

                  1.2 Bankruptcy or Liquidation Event. (a) Any dissolution, winding-up or liquidation of a Debtor, partial or complete, whether or not involving insolvency or bankruptcy proceedings, (b) any bankruptcy, insolvency, receivership or other statutory or common law proceedings or assignment for the benefit of creditors involving a Debtor or any marshalling of the assets or liabilities of a Debtor, (c) any proceeding by or against a Debtor for relief of any kind under any bankruptcy or insolvency law(s) relating to the relief of debtors or readjustments, reorganizations, compositions or extensions of indebtedness, or (d) any other marshalling of the assets of any Debtor.

                    1.3 Debtor. Borrower, Guarantor or any of their respective Affiliates.

                    1.4 Liabilities. When used with respect to any Debtor, the term "Liabilities" shall mean indebtedness, obligations and liabilities of such Debtor to the designated Person(s), whether the same is now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, liquidated or unliquidated, matured or unmatured, disputed or undisputed, legal or equitable, and however made or evidenced.

                  1.5 Maximum Senior Debt Amount. The sum of (a) $75,000,000 plus (b) any additional Indebtedness incurred as permitted under
         Section 6.1 of the Subordinated Note Purchase Agreement.

                  1.6 Payment in Full. The expressions "prior payment in full", "payment in full", "paid or satisfied in full", "paid in full" and any other similar phrases, when used herein with respect to the Senior Obligations, shall mean the indefeasible, full and final payment in cash, in immediately available funds, of all the Senior Obligations, whether or not any of the Senior Obligations shall have been voided, disallowed or subordinated pursuant to any provisions of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, in any case whether asserted directly or indirectly.

                  1.7 Required Senior Lenders.  For purposes of Sections 2.7 and
         2.8 of this Part D, those Senior Lenders having the right to consent to amendments of the Subordinated Documents and to approve agreements effecting any transfer of the Subordinated Obligations, respectively, pursuant to the terms of their respective Senior Credit Agreements.

                  1.8 Senior Covenant Default. Any "Event of Default", as defined in any agreement pertaining to Senior Obligations, other than a Senior Payment Default.

                  1.9 Senior Credit Agreements. Any and all loan agreements, credit agreements, indentures, reimbursement agreements and other agreements providing for the extension of credit to Borrower by one or more Senior Lenders (including but not limited to the credit agreement entered into by Borrower with Acorn Capital Group, LLC, a Delaware limited liability company, dated as of May __, 2004), in each case as the same may be amended, extended, renewed, restated, supplemented or otherwise modified from time to time in accordance with their respective terms, and any additional agreement or agreements entered into from time to time governing Indebtedness incurred to refinance, replace, restructure or refund in whole or in part the extensions of credit and the maximum commitments thereunder and under such additional agreement(s) (whether, in any case, with the original Senior Lender and its successors and assigns or otherwise, and whether provided under the original Senior Credit Agreement or other credit agreements or otherwise).

                    1.10 Senior Credit Documents. The Senior Credit Agreements, the Senior Notes, the Senior Security Documents and any and all other documents pertaining to Senior Obligations.

                    1.11 Senior Default. A Senior Payment Default or a Senior Covenant Default.

                    1.12 Senior Lender. Any holder of any Senior Obligation (including any Affiliate of such Senior Lender and their respective successors and assigns).

                    1.13 Senior Notes. Any and all promissory notes issued pursuant to any and all of the Senior Credit Agreements.

                    1.14 Senior  Obligations.  All  Liabilities of any or all of
          the Debtors designated from time to time as Senior Obligations by a written notice to Subordinated Lender from Borrower or Guarantor (including without limitation interest accruing after the maturity of such Liabilities and interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or similar proceeding relating to any Debtor, whether or not such post-filing or post-petition interest is allowed in such proceeding and whether the applicable Senior Lender(s) is (or are) oversecured or undersecured) and other fees, charges and other amounts due on or under the applicable Senior Credit Agreements, Senior Notes and Senior Security Documents. Notwithstanding the foregoing, in no event shall the aggregate principal amount of all Senior Obligations exceed the Maximum Senior Debt Amount (as defined in Section 1.5 above). The term "Senior Obligations" shall include any renewals, extensions, refinancings, modifications or refundings of the Liabilities described above in this Section 1.14.

                    1.15 Senior Payment Default. Any default in the payment of principal, interest or fees under any Senior Obligation when due in accordance with the terms and conditions thereof.

                    1.16 Senior Security Documents. Any and all guaranties, security agreements, pledge agreements and other documents pursuant to which any of the Senior Obligations are secured, including without limitation the Conditional Guaranty of even date herewith executed and delivered by Guarantor and Leasecomm in favor of Acorn Capital Group, LLC.

                    1.17 Subordinated Default. Any "Event of Default", as defined in the Subordinated Note Purchase Agreement.

                    1.18 Subordinated Documents. The Subordinated Note Purchase Agreement, the Notes, this Guaranty, the Warrant Certificates, the Registration Rights Agreement and any and all other documents pertaining to Subordinated Obligations.

                    1.19 Subordinated Obligations. All Liabilities owed by any or all of the Debtors to Subordinated Lender, including without limitation all such Liabilities (a) in respect of subrogation rights under any guaranty or any other rights to be subrogated to the rights of the holders of the Senior Obligations in respect of payments or distributions of assets of, or ownership interests in, the Debtors made on the Senior Obligations, (b) under the Subordinated Note Purchase Agreement and the Subordinated Notes, (c) under this Guaranty and (d) as compensation or in respect of any ownership interests (or warrants, options or other rights for the purchase thereof) in any Debtor issued or sold to Subordinated Lender, including without limitation the Warrant Certificates and the Warrant Shares, whether by dividend, redemption, repurchase or otherwise.

                   2. Terms of Subordination.

               2.1 Subordination. Subordinated Lender hereby (a) covenants and agrees that the Subordinated Obligations are and shall be subordinate and subject in right of payment to the prior payment in full of all of the Senior Obligations, whether or not any portion of the Senior Obligations shall have been voided, disallowed or subordinated pursuant to Section 548 of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, whether asserted directly or under Section 544 of the United States Bankruptcy Code, and (b) irrevocably directs Guarantor to make such payment in full, and all other payments in respect of the Senior Obligations contemplated by this Guaranty and referred to below, to Senior Lenders (or their Agent(s), as applicable) before making any payments or distributions of any kind in respect of the Subordinated Obligations, except as provided in Section 2.4. In furtherance of the foregoing, Subordinated Lender will not demand, accept or receive, any payment of interest, principal or any other amount on account of the Subordinated Obligations or as a sinking fund for any Subordinated Obligations, or in respect of any redemption, retirement, prepayment, purchase or other acquisition of any Subordinated Obligations, including without limitation any dividends or other distributions, or exercise any right of set-off or recoupment until all of the Senior Obligations shall have been paid in full.

               2.2 Distributions in Bankruptcy or Liquidation Events.

                    (a) Distributions. Anything in the Subordinated Documents to
          the  contrary  notwithstanding,  in the  event  of  any  distribution, division or application, in whole or in part, voluntary or involuntary, by operation of law or otherwise, of the assets of any Debtor or the proceeds thereof, to or for the benefit of any of the Debtors' creditors arising by reason of a Bankruptcy or Liquidation Event, then all Senior Obligations shall first be paid in full before any payment is made upon any Subordinated Obligations; and any payment or distribution of any kind or character (whether in cash, property or securities and whether or not any of such Senior Obligations has been disallowed, or estimated for purpose of allowance, under the United States Bankruptcy Code or otherwise) made upon or in respect of the Subordinated Obligations in violation of this Guaranty shall be paid over to Senior Lenders (or their Agent(s), as applicable), for application in payment of the Senior Obligations, unless and until the Senior Obligations shall have been paid or satisfied in full.

                    (b) Authority to Act for Creditor. If Subordinated Lender fails to file a proper claim or proof of debt therefor prior to thirty
          (30) days before the expiration of the time to file such claim or proof, then Senior Lenders (and/or their Agent(s), as applicable) are hereby permitted and authorized (but not obligated) for the specified and limited purpose set forth in this paragraph, to file such claim or proof for or on behalf of such holder at any time prior to the expiration of the time to file such claim or proof; provided, however, that Senior Lenders (and/or such Agent(s)) shall promptly deliver a copy of any such claim or proof so filed to Subordinated Lender. Upon written request of any Senior Lender (or any Agent, as applicable), Subordinated Lender shall confirm to Senior Lenders (and such Agent) whether Subordinated Lender shall have in fact filed a proof of claim in order for the Senior Lenders (and their Agent(s), as applicable) to exercise their rights in this paragraph. Nothing contained in this Guaranty shall be interpreted or construed to impair the voting rights of Subordinated Lender in any meeting relating to any Reorganization or Liquidation Event, except that Subordinated Lender hereby covenants to Senior Lenders that Subordinated Lender shall not vote in favor of any reorganization plan (whether under Chapter 11 of the United States Bankruptcy Code or other statute or law) that any Senior Lender opposes.

                    (c) Additional Action. Subordinated Lender agrees duly and promptly to file appropriate proofs of claim in respect of the Subordinated Obligations and to execute and deliver to Senior Lenders, or their Agent(s), as applicable, promptly following request, such assignments, proofs of claim or other instruments as may be reasonably requested by any Senior Lender (and/or their Agent(s)) to enable Senior Lender (and/or their Agent(s)) to enforce any and all claims upon or with respect to the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Obligations.

                    (d) Payments Held in Trust. In the event that any payment of principal or interest or other payment or distribution of assets of any Debtor shall be collected or received by Subordinated Lender in violation of the subordination provisions of this Part D, before payment in full of all of the Senior Obligations, Subordinated Lender shall forthwith deliver the same to Senior Lenders (and/or their Agent(s), as applicable), in the form received, together with any endorsement and assignment necessary to make such delivery, for application to the Senior Obligations, whether then due or not due. If Subordinated Lender shall fail to make such endorsement or assignment, Senior Lenders (or such Agent(s) or any of their respective officers) are hereby irrevocably authorized to make the same. Until so delivered, Subordinated Lender shall hold such payment or distribution in trust as the property of Senior Lenders, segregated from all other funds and property held by Subordinated Lender.

               2.3 [Reserved.]

               2.4 Limitation on Exercise of Remedies by Subordinated Lender.

                    (a) In the event that any Subordinated  Default shall occur,
               Subordinated Lender shall not be entitled to, and will not, (i) ask, demand or sue for, or take or receive from any Debtor, by set-off or otherwise, payment of all or any portion of the Subordinated Obligations under this Guaranty or any collateral provided therefor; (ii) accelerate any Subordinated Obligations;
               (iii) exercise any of its remedies in respect of any Subordinated Obligations; (iv) initiate or join in any litigation or other proceedings against, or reorganization of, any Debtor; or (v) foreclose or otherwise realize on any security given by any Debtor or any other Person (including any guarantor) to secure the Subordinated Obligations; in any such case unless and until the earliest to occur of the following:

                         (A) Senior Lenders shall have caused the Senior Obligations to become due prior to their stated maturity and shall have commenced the exercise of material remedies under the Senior Security Documents;

                         (B) a Subordinated  Default  pursuant to Section 7.1(h)
                    or 7.1(i) of the Subordinated Note Purchase Agreement shall have commenced; and

                         (C) any other Subordinated  Default shall have occurred
                    under the Subordinated Note Purchase Agreement and Subordinated Lender shall have provided to the Senior Lenders (and their Agent(s), as applicable), Borrower and Guarantor written notice of Subordinated Lender's ability (under the terms of the Subordinated Note Purchase Agreement) to accelerate on account of the occurrence of such Subordinated Default (a "Remedy Notice"), such Remedy Notice shall have been received by Senior Lenders (and such Agents), Borrower and Guarantor and 180 days shall have elapsed following such receipt (in any such case, the "Remedy Standstill Period").

                    (b)  Notwithstanding  the foregoing,  the Remedy  Standstill
          Period shall be inapplicable or cease to be effective if Senior Lenders shall have caused the Senior Obligations to become due prior to their stated maturity and shall have commenced the exercise of material remedies under the Senior Security Documents or a Subordinated Default pursuant to Section 7.1(h) or 7.1(i) of the Subordinated Note Purchase Agreement shall have occurred.

                    (c) Upon the expiration or termination of any Remedy Standstill Period, Subordinated Lender shall be entitled to exercise any of its rights with respect to the Subordinated Obligations (but otherwise subject to the subordination and other provisions of this Guaranty) other than any right to accelerate the maturity date of any Subordinated Obligation based upon the occurrence of any Subordinated Default in respect thereto which has been cured or otherwise remedied during such Remedy Standstill Period.

          2.5 Covenants to Cooperate. In addition to its agreements set forth in
     Section 2.4, Subordinated Lender, in its capacity as a holder of Subordinated Obligations, agrees to take such actions as may be reasonably necessary or appropriate, and otherwise to cooperate with Senior Lenders (and their Agent(s), as applicable) to effectuate the subordination provided hereby. In furtherance thereof, Subordinated Lender agrees (a) not to oppose any motion filed or supported by any Senior Lender for relief from stay or for adequate protection in respect of the Senior Obligations;
     (b) not to oppose any motion supported by any Senior Lender for any Debtor's use of cash collateral or post-petition borrowing from any Senior Lender; (c) not to institute against any Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law, until such time as the Senior Obligations have been paid in full; and (d) not otherwise to (i) impede, interfere with or restrict or restrain the exercise by Senior Lenders (and their Agent(s), as applicable) of their rights and remedies under the Senior Credit Documents or (ii) take or permit any action prejudicial to or inconsistent with the priority position over Subordinated Lender that is created in favor of Senior Lenders by this Guaranty.

          2.6 Violation of Agreements to Take No Action and Cooperate. If Subordinated Lender shall commence, prosecute or participate in any suit, action or proceeding against any Debtor or take any other action in any legal proceeding involving any Debtor in violation of this Guaranty, such Debtor may interpose this Guaranty as a defense or plea and each of Senior Lenders (and each of their Agent(s), as applicable) are irrevocably authorized to intervene and to interpose such defense or plea in its or any Debtor's name. Without limiting the generality of Section 3 below, if Subordinated Lender attempts to enforce or realize upon any security for the Subordinated Obligations in violation of this Guaranty, any Debtor, any Senior Lender or any Agent (in such Debtor's, such Senior Lender's or such Agent's name) may by virtue of this Guaranty restrain such realization or enforcement.

          2.7 No Amendment of Subordinated Obligations. Subordinated Lender shall not, without the prior written consent of the Required Senior Lenders, amend or permit the amendment of the terms of this Guaranty or any other instrument or agreement evidencing any Subordinated Obligations the effect of which is to (a) increase the maximum principal amount or rate of interest under the Subordinated Notes (it being understood that the imposition of a default rate of interest contained in the Subordinated Documents as in effect on the date hereof shall not be restricted by this clause (a)), (b) accelerate the dates (including maturity dates) upon which payments of principal or interest on the Subordinated Notes are due, (c) add or make more restrictive any event of default, any financial covenant (including the definitions applicable thereto) or any other covenant with respect to the Subordinated Notes set forth in the Subordinated Documents (as in effect on the date hereof), (d) change the redemption or prepayment provisions of the Subordinated Notes, (e) amend the Warrant Certificates to increase the shares of capital stock of the Parent issuable upon exercise thereof, (f) provide for the issuance to Subordinated Lender of any additional warrants or other equity securities in any Debtor in violation of any Senior Credit Agreement, or (g) change, amend or supplement any other term of the Subordinated Documents if such change, amendment or supplementation would materially increase the obligations of Borrower or confer additional material rights on Subordinated Lender or any other holder of the Subordinated Notes in a manner adverse to Borrower, Guarantor or any Senior Lender (or any Agent).

          2.8 No Transfer of Subordinated Obligations. Subordinated Lender will not sell, assign or transfer any of its interest in the Subordinated Obligations, unless the buyer, assignee or transferee thereof shall agree in writing to become bound by the provisions of this Part D pursuant to a written agreement in form and substance satisfactory to the Required Senior Lenders (or their Agent(s), as applicable) executed by the buyer, assignee or transferee, an original copy of which shall have been furnished to Senior Lenders (and such Agent(s)). In addition, Subordinated Lender shall not grant or agree to any subordination in respect of the Subordinated Obligations or grant a security interest or participation in any of the Subordinated Obligations to any Person other than the Senior Lenders. In addition, Subordinated Lender shall not grant or agree to any subordination in respect of the Subordinated Obligations or grant a security interest or participation in any of the Subordinated Obligations to any Person other than Senior Lenders and to Persons to whom Senior Lenders shall have granted or agreed to any subordination in respect of the Senior Obligations or granted a security interest or participation in any of the Senior Obligations.

            3. No  Collateral.  Subordinated  Lender  will not take or enjoy any collateral to secure the Subordinated Obligations. Without limiting the generality of the foregoing, none of the Senior Lenders (or their Agent(s), as applicable) shall have any duty to Subordinated Lender with respect to the preservation or maintenance of any collateral or the manner in which the Senior Lenders (or such Agent(s)) enforce their respective rights in such collateral or to preserve or maintain the rights of any Person in any collateral, and Subordinated Lender hereby waives (a) any claims which it may now or hereafter have against Senior Lenders (or such Agent(s)) which relate to such preservation, maintenance or enforcement and (b) the right to require Senior Lenders (or such Agent(s)) to marshal any collateral, to enforce any security interest or lien Senior Lenders (or such Agent(s)) may now or hereafter have in any collateral securing the Senior Obligations or to pursue any claim any of Senior Lenders (or any such Agent) may have against any guarantor of the Senior Obligations, as a condition to Senior Lenders' (and such Agent(s)') entitlement to receive any payment on account of the Subordinated Obligations.

            4. Agreements with Respect to Loan Documents.

               (a) Subordinated Lender hereby agrees that at any time, and from time to time, without the consent of, or notice to, Subordinated Lender, the Senior Lenders (and their Agent(s), as applicable) may, in their sole discretion, (i) modify or amend (with consent of other parties to the agreements so affected), grant consents under and waivers of or release any of the terms of the Senior Credit Agreements, the Senior Notes, the Senior Security Documents or any of the other Senior Credit Documents, (ii) exercise or refrain from exercising any powers or rights which the Senior Lenders (and such Agent(s)) may have thereunder and (iii) make loans and other financial accommodations to the Debtors in addition to the loans made on the date hereof, it being understood and agreed that no such modification, amendment, consent, waiver, release, exercise, failure to exercise or financial accommodation shall affect, release, or impair any of the subordination rights or other rights and benefits afforded to the Senior Lenders (and such Agent(s)) under this Guaranty or give rise to any liabilities on the part of the Senior Lenders (or such Agent(s)) to Subordinated Lender. Notwithstanding the foregoing, no such amendment, restatement, waiver, or other modification shall, without the prior written consent of Subordinated Lender, (A) increase the principal amount of the Senior Obligations in excess of the Maximum Senior Debt Amount then in effect, (B) further limit the right of the Debtors to amend or otherwise modify the Subordinated Agreements, or
          (C) prohibit or restrict the payment of principal of, interest on, or other amounts payable with respect to, the Subordinated Notes in a manner that is more restrictive than the prohibitions and restrictions currently contained in the Senior Credit Documents (as in effect as of the date hereof).

               (b) Without limiting the generality of the foregoing, no right of Senior Lenders (or their Agent(s), as applicable) to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any act or failure to act on the part of any Debtor or Subordinated Lender, or by any act or failure to act of Senior Lenders (or such Agent(s)), or by any non-compliance by any Debtor with any of the terms, provisions and covenants of this Guaranty or any other Senior Credit Document, regardless of any knowledge thereof that the Senior Lenders (or such Agent(s)) may have or be charged with.

               5. Relative Rights. Nothing contained in this Section 5 is intended to or shall impair, as between each Debtor, its creditors other than Senior Lenders, and Subordinated Lender, the obligation of such Debtor, which is absolute and unconditional, to pay to Subordinated Lender when due the principal of and the interest on the Subordinated Obligations, or is intended to or shall affect the relative rights of Subordinated Lender and the creditors of each Debtor other than Senior Lenders.

               6. Subrogation. After all amounts payable under or in respect of Senior Obligations are indefeasibly paid in full in cash, Subordinated Lender shall be subrogated to the rights of holders of Senior Obligations to receive payments or distributions applicable to Senior Obligations to the extent that distributions otherwise payable to Subordinated Lender have been applied to the payment of Senior Obligations. A distribution made under this Part D to a holder of Senior Obligations which otherwise would have been made to Subordinated Lender is not, as between the applicable Debtor, on the one hand, and Subordinated Lender, on the other hand, a payment by any Debtor on Senior Obligations.

               7. Reliance. Subordinated Lender acknowledges notice that, in entering into the Senior Credit Agreements and electing to hold the Senior Obligations, each of Senior Lenders is relying, and will rely, on the subordination of the Subordinated Obligations provided herein. Subordinated Lender expressly waives all notice of the acceptance of, or reliance on, the provisions of this Part D by the Senior Lenders.

               8. Miscellaneous.

                  8.1 Conforming Agreement; Reinstatement. The agreements of Guarantor and Subordinated Lender set forth in this Part D shall be continuing agreements and shall be irrevocable and shall remain in full force and effect so long as there are Senior Obligations outstanding or committed to be advanced. The liability of Subordinated Lender hereunder shall be reinstated and revived, and the rights of Senior Lenders (and their Agent(s), as applicable) shall continue, with respect to any amount at any time paid on account of the Senior Obligations which shall thereafter be required to be restored or returned by any Senior Lender in any Bankruptcy or Liquidation Event (including without limitation any repayment made pursuant to any provision of Chapter 5 of Title 11, United States Code), all as though such amount had not been paid.

                  8.2 Application of Payments. Subordinated Lender hereby agrees that all payments received by Senior Lenders (or their Agent(s), as applicable) may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as Senior Lenders, in their sole discretion, deem appropriate, in accordance with the provisions of their respective Senior Credit Agreements.

                  8.3 Specific Performance. Subordinated Lender hereby waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of this Guaranty in any action brought therefor by or on behalf of the Senior Lenders.

                  8.4 Modification of Part D. The provisions of this Part D are for the benefit of the holders from time to time of Senior Obligations and, so long as any Senior Obligations remain unpaid, may not be modified, rescinded or canceled in whole or in part (except insofar as the effect thereof would be to cause such provisions to be more favorable to Senior Lenders, without the prior written consent thereto of all the Senior Lenders.

                  E. Miscellaneous.

                    1. Notices. Any notice delivered under this Guaranty shall be given in the manner, to the addresses and with the effect set forth in
Section 8.1 of the Subordinated Note Purchase Agreement.

                    2. Amendments. Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by each party to this Guaranty and only as permitted under Section D(8.4) hereof. No notice to or demand on Guarantor shall be deemed to be a waiver of the Obligations or of the right of Subordinated Lender to take further action without notice or demand as provided in this Guaranty. No course of dealing between Guarantor and Subordinated Lender shall change, modify or discharge, in whole or in part, this Guaranty or any Obligations. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Subordinated Lender and if so given shall only be effective in the specific instance in which given.

                    3. Successors and Assigns. The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Guarantor may not assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Subordinated Lender (and any attempted assignment or transfer by Guarantor without such consent shall be null and void).

                    4. Severability. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                    5. Right to Deal with Borrower. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantor hereunder, Subordinated Lender may deal with Borrower in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower, without notice or demand and without affecting Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under any Subordinated Debt Document or any other document evidencing Obligations of Borrower to Subordinated Lender, or to waive any obligation of Borrower to perform any act or acts, as Subordinated Lender may deem advisable.

                    6. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY SUBORDINATED DEBT DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY SUBORDINATED DEBT DOCUMENT. EACH PARTY TO THIS GUARANTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.1 OF THE SUBORDINATED NOTE PURCHASE AGREEMENT. NOTHING IN THIS GUARANTY WILL
AFFECT THE RIGHT OF ANY PARTY TO THIS GUARANTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                    7. Headings; Counterparts. Article and Section headings and the table of contents (if applicable) used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty. This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty or of any other Subordinated Debt Document by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty or of such other Subordinated Debt Document.

                    8. No Waiver; Rights Cumulative. No course of dealing between Guarantor and Subordinated Lender, or Subordinated Lender's failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All of Subordinated Lender's rights and remedies hereunder, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

                    9. No Partnership.  The  relationship  between  Subordinated
Lender and Guarantor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Guaranty or the other Subordinated Debt Documents. Guarantor shall indemnify, defend, and save Subordinated Lender harmless from any and all claims asserted against Subordinated Lender as being the agent, partner, or joint-venturer of Guarantor.

                    10. Entire Agreement. This Guaranty and the other Subordinated Debt Documents embody the entire agreement and understanding between Guarantor and Secured Party with respect to the subject matter hereunder and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantor acknowledges and agrees that there is no oral agreement between Guarantor and Subordinated Lender which has not been incorporated in this Guaranty or another Subordinated Debt Document.

                    11. Other Guaranties. The execution and delivery of this Guaranty shall not supersede, terminate, modify or supplement in any manner any other guaranty previously executed and delivered to Subordinated Lender by Guarantor and no release or termination of any guaranty shall be construed to terminate or release any other guaranty unless such guaranty is specifically referred to in any such termination.

               F. Covenant of Guarantor. Guarantor hereby covenants and agrees that from and after the date hereof, it will not, nor will it permit Leasecomm to, originate any new lease financing business (other than through its [_____] division), it being understood and agreed that all new leases (other than [_____] leases) will be financed by Borrower after the date hereof.


               [ REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK ]

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the day and year first above written.



                                             MICROFINANCIAL INCORPORATED


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

Commonwealth of Massachusetts)
                             )  ss.
County of ___________________)

                  On May __, 2004, before me, a Notary Public, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.                                     SEAL


                                   Signature:______________________________